Exhibit 99.1

SomaLogic Announces Preliminary Revenue for Full Year 2021 Above Guidance Range

Presenting at the 40th Annual J.P. Morgan Healthcare Conference on Tuesday, January 11, 2022, at 8:15 a.m. Eastern Time.

BOULDER, Colo., January 11, 2022 (GLOBE NEWSWIRE) – SomaLogic, Inc., a leader in AI-data driven proteomics technology, today announced preliminary, unaudited revenue expectations for the year ending December 31st, 2021.

Preliminary, unaudited revenue for the full year 2021 is expected to exceed $79 million, the upper end of SomaLogic’s previously raised 2021 revenue guidance range, representing over 41% year-over-year revenue growth.

“We are very pleased to announce these strong preliminary results which exceed our guidance and underscore the transformative year we had in 2021 – with robust growth, expanding scale, and over $630 million in new funding,” said Roy Smythe, M.D., Chief Executive Office of SomaLogic. “This year is already off to an incredible start with our announcement of an exclusive partnership with Illumina to develop NGS-based proteomic solutions, and we look forward to delivering on a number of important strategic milestones during 2022 and beyond. SomaLogic continues to be uniquely positioned to capture a significant share of the rapidly growing proteomics market and have an incredibly positive impact on biomedical research, healthcare, and human health.

Management will provide greater detail regarding its financial performance and outlook during its previously-announced Analyst & Investor Day on February 4th , 2022, as well as during its fourth quarter and year-end 2021 earnings call to be held later this quarter.

About SomaLogic

SomaLogic (Nasdaq: SLGC) seeks to deliver precise, meaningful, and actionable health-management information that empowers individuals worldwide to continuously optimize their personal health and wellness throughout their lives. This essential information, to be provided through a global network of partners and users, is derived from SomaLogic’s personalized measurement of important changes in an individual’s proteins over time. For more information, visit www.somalogic.com and follow @somalogic on Twitter.

The SomaScan Platform is for Research Use Only (RUO) and has not been cleared or approved by the U.S. Food and Drug Administration for diagnostic or patient management purposes.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements relating to the expected future performance of the Company. These forward-looking statements, including our 2021 revenue outlook, are not historical and generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions that relate to our strategy, expectations, plans, or intentions. All statements we make relating to our estimated and projected financial results or to our expectations regarding future trends are forward-looking statements.  In addition, we, through our senior management team, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.  Many factors could cause actual results and events to differ materially from the forward-looking statements in this press release, including factors which are beyond SomaLogic’s control. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2021 and our Current Report on Form 8-K filed with the SEC on September 8, 2021, as well as subsequent annual and periodic reports filed with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. All forward-looking information and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SomaLogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. SomaLogic does not give any assurance that the company will achieve its expectations.

Investor Contact

Marissa Bych
Gilmartin Group LLC
investors@somalogic.com

SomaLogic Contact

Emilia Costales
720-798-5054
ecostales@somalogic.com